UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-09395

                                     Third Avenue Variable Series Trust

(Exact name of registrant as specified in charter)

        622 Third Avenue, 32nd Floor, New York, NY 10017

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

100 Springdale Rd., Suite A3-416

                                  Cherry Hill, NJ 08003

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (800) 443-1021

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

THIRD AVENUE VARIABLE SERIES TRUST

ANNUAL REPORT

DECEMBER 31, 2021

THIRD AVENUE VALUE PORTFOLIO (FORMERLY, FFI STRATEGIES PORTFOLIO)

The Portfolio is distributed by Foreside Fund Services, LLC. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Portfolio.

THIRD AVENUE VARIABLE SERIES TRUST

Privacy Policy

Third Avenue Value Portfolio (the “Portfolio”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Portfolio’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only to authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Portfolio has delegated the voting of proxies relating to its voting securities to the Portfolio’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov., and (iii) on the adviser’s website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-PORT

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

TABLE OF CONTENTS

Portfolio Management Discussion	Page 2

Comparison of a $10,000 Investment	Page 4

Portfolio of Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 22

Board Consideration of Investment Advisory Agreements	Page 23

Statement Regarding Liquidity Risk Management Program	Page 25

Management of the Trust	Page 26

Schedule of Shareholder Expenses	Page 29

Federal Tax Status of Dividends and Distributions	Page 30

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Portfolio Management Discussion

December 31, 2021 (Unaudited)

		Average Annual Returns for the Periods Ended December 31, 2021

	One Year ended 12/31/21	Three Year	Five Year	Ten Year	Since Inception (9/21/99)

Third Avenue Value Portfolio	22.07%	10.25%	3.93%	6.96%	7.30%
MSCI World Index	22.35%	22.32%	15.64%	13.32%	6.89%

Third Avenue Value Portfolio (the “Portfolio”) has “Total Annual Portfolio Operating Expenses” and “Net Annual Portfolio Operating Expenses” of 2.10% and 1.30%, respectively. These ratios are stated in the current prospectus dated April 30, 2021 and may differ from the actual expenses incurred by the Portfolio for the period covered by this report. Until April 30, 2022 (subject to renewal), whenever the Portfolio’s normal operating expenses, including the investment advisory fee and most other operating expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items, exceed 1.30% of the Portfolio’s average daily net assets, Third Avenue Management LLC (the “Adviser”) has contractually agreed to waive a portion of its advisory fees and/or reimburse the Portfolio in an amount equal to that excess. The waived fees and reimbursed expenses may be paid to the Adviser during the following thirty-six month period after the applicable month in which a fee is waived or expense reimbursed by the Adviser, to the extent that the payment of such fees and expenses would not cause the Portfolio to exceed the expense limitation.

The Portfolio is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Performance information does not reflect the fees and expenses imposed by insurance companies at the contract or separate account level, and such charges will have the effect of reducing performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than performance quoted. If you should have any questions, or for updated information (including performance data current to the most recent month-end), please call 1-800-443-1021.

Distributed by Foreside Fund Services, LLC.

The Portfolio generated returns of 22.07% over the fiscal year ended December 31, 2021. The Portfolio’s benchmark, the MSCI World Index, returned 22.35% over the same period. The year was marked by two distinct periods with value strategies exhibiting outperformance throughout the first few months of the year. Throughout the latter portion of the year however, value strategies, including the Portfolio, lagged growth strategies, particularly large-cap U.S. growth strategies. While the fourth quarter created the feeling of limping into the finish of an otherwise strong year, it appears to us as though the bulk of the Portfolio’s relative underperformance during that period derives from the general underperformance of smaller capitalization companies – the Russell 2000 Index underperformed the Russell 1000 Index by 7.65% in the fourth quarter - and, to a lesser extent, the meaningful underperformance of European equities relative to U.S. equities – the MSCI Europe Index underperformed the S&P 500 Index by 3.29% in the fourth quarter. Short-term stock price fluctuations aside, our team remains more than pleased with the fundamental performance of the companies held within the Portfolio and would characterize 2021 in total as a success with the Portfolio producing strong absolute returns.

Furthermore, the past three years have also been better than satisfactory, with the Portfolio averaging returns of approximately 10.25% per year. After completing a second consecutive year stricken by a global pandemic and a fifth consecutive year in which value strategies underperformed broad market indices - thoroughly anointing the last ten years as one of the worst rolling ten year periods of relative returns on record for value investing - it might seem odd to hear a devout value-seeking investor describe the last few years as somewhat pleasing. Pleasing, that is, as long as you’re not consumed by envy of the supernormal returns of large-cap, U.S., growth stocks and, in turn, their heavy positive contribution to U.S. and global equity index performance. To this point, we hold the view that the means by which past returns have been generated give important clues as to the probability of similar future returns. It is our strong view that broad benchmark equity returns have been flattered by substantial increases in valuation multiples, particularly for large-cap, growth-oriented, U.S. equities, creating a benchmark tailwind that is likely to run out of steam at some point. Conversely, stock returns that are driven by, and are generally proportionate to, the returns of the actual underlying businesses, give us far greater comfort as we evaluate the Portfolio’s ability to continue to generate what are satisfactory returns in our opinion. To the extent our team continues to fundamentally appraise the underlying businesses reasonably well, we think it is reasonable to expect that the Portfolio should continue to perform fairly well. And if the businesses we own today begin to experience growing valuations, in addition to underlying business value increases, we may do even better than fairly well.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Portfolio Management Discussion (continued)

December 31, 2021 (Unaudited)

While performance during 2021 was ultimately very similar to that of the Portfolio’s benchmark, the drivers of the Portfolio’s performance were distinct from those of the MSCI World Index. The Portfolio benefited substantially from investments in natural resources companies, in particular, from Capstone Mining Corp. (copper mining), Lundin Mining Corp. (copper mining), Warrior Met Coal, Inc. (metallurgical coal) and Interfor Corp. (lumber producer). The Portfolio also benefited from investment in banking businesses Bank of Ireland Group PLC, Comerica, Inc. and, to a lesser extent, Deutsche Bank AG. Meanwhile, MSCI World Index performance, while similar in aggregate to the Portfolio’s performance in 2021, benefitted substantially from the performance of Information Technology sector holdings and Healthcare sector holdings. The Portfolio held no investments in either sector during 2021. Holdings contributing negatively to investment performance during the period include Subsea 7, S.A., Federal National Mortgage Association common stock and SPDR S&P 500 ETF Trust put options.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE PORTFOLIO’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THIRD AVENUE MANAGEMENT LLC AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE PORTFOLIO’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF DECEMBER 31, 2021, AND ARE SUBJECT TO CHANGE.

The Portfolio’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing, accounting and legal standards. These risks may result in more volatility for the Portfolio. These and other risks are described more fully in the Portfolio’s prospectus.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. The MSCI Europe Index represents the performance of large and mid-cap equities across 15 developed countries in Europe. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The MSCI World Index, Russell 2000 Index, Russell 1000 Index, MSCI Europe Index and S&P 500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

It is not possible to invest in an index.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Comparison of a $10,000 Investment

(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE PORTFOLIO (TAVP)

AND THE MSCI WORLD INDEX

FOR THE TEN YEARS ENDED DECEMBER 31, 2021

Average Annual Total Return

1 Year	3 Year	5 Year	10 Year
22.07%	10.25%	3.93%	6.96%

*	Assumes reinvestment of all distributions.
†	Includes the use of derivatives.

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, performance information does not reflect the fees and expenses imposed by insurance companies at the contract or separate account level nor does it reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares and such charges and taxes will have the effect of reducing performance.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Portfolio of Investments

at December 31, 2021

Shares	Security†	Value (Note 1)

Common Stocks - 89.28%

	Aerospace & Defense - 2.88%
16,810	Dassault Aviation S.A. (France)	$1,818,123

	Automotive - 7.97%
29,405	Bayerische Motoren Werke AG (Germany)	2,941,743
22,087	Daimler AG (Germany)	1,687,539
11,043	Daimler Truck Holding AG (Germany) (a)	405,965

		5,035,247

	Banks - 16.81%
862,519	Bank of Ireland Group PLC (Ireland) (a)	4,884,847
33,769	Comerica, Inc.	2,937,903
224,664	Deutsche Bank AG (Germany) (a)	2,798,195

		10,620,945

	Building Products - 2.89%
84,621	Buzzi Unicem SpA (Italy)	1,823,235

	Consumer Products - 1.12%
23,498	Fila Holdings Corp. (South Korea)	708,138

	Diversified Holding Companies - 7.10%
364,915	CK Hutchison Holdings, Ltd. (Cayman Islands)	2,349,478
94,600	Jardine Cycle & Carriage, Ltd. (Singapore)	1,444,837
356,266	Quinenco S.A. (Chile)	689,952

		4,484,267

	Engineering & Construction - 3.19%
69,236	Boskalis Westminster (Netherlands)	2,018,757

	Financial Services - 2.39%
34,671	Lazard, Ltd., Class A (Bermuda)	1,512,696

	Forest Products & Paper - 4.61%
91,018	Interfor Corp. (Canada)	2,914,850

	Insurance - 3.01%
77,391	Old Republic International Corp.	1,902,271

	Metals & Mining - 16.06%
802,489	Capstone Mining Corp. (Canada) (a)	3,539,973
271,299	Lundin Mining Corp. (Canada)	2,119,004
174,737	Warrior Met Coal, Inc.	4,492,488

		10,151,465

	Non-U.S. Real Estate Operating Companies - 3.48%
228,966	CK Asset Holdings, Ltd. (Cayman Islands)	1,444,310
1,314,200	Genting Singapore, Ltd. (Singapore)	755,940

		2,200,250

	Oil & Gas Production & Services - 8.31%
16,433	Drilling Co. of 1972 A/S (The) (Denmark) (a)	641,200
261,187	Subsea 7, S.A. (Luxembourg)	1,868,389
155,201	Tidewater, Inc. (a)	1,662,203
29,897	Valaris, Ltd. (Bermuda) (a)	1,076,292

		5,248,084

	Retail - 2.29%
32,900	Seven & i Holdings Co., Ltd. (Japan)	1,447,206

	Transportation Infrastructure - 4.32%
92,100	Hawaiian Holdings, Inc. (a)	1,691,877
4,607,600	Hutchison Port Holdings Trust (Singapore)	1,034,991

		2,726,868

Shares	Security†	Value (Note 1)

	U.S. Real Estate Operating Companies - 2.85%
275,448	Five Point Holdings, LLC, Class A (a)	$1,801,430

	Total Common Stocks (Cost $53,929,938)	56,413,832

Purchased Options - 0.31%
	Total Purchased Options (see below for details) (Cost $494,070)	197,856

	Total Investment Portfolio - 89.59% (Cost $54,424,008)	56,611,688
	Other Assets less Liabilities - 10.41%	6,578,621

	NET ASSETS - 100.00%	$63,190,309

Notes:

(a)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Portfolio of Investments (continued)

at December 31, 2021

Summary of Investments by Industry	% of Net Assets
Banks	16.81%
Metals & Mining	16.06
Oil & Gas Production & Services	8.31
Automotive	7.97
Diversified Holding Companies	7.10
Forest Products & Paper	4.61
Transportation Infrastructure	4.32
Non-U.S. Real Estate Operating Companies	3.48
Engineering & Construction	3.19
Insurance	3.01
Building Products	2.89
Aerospace & Defense	2.88
U.S. Real Estate Operating Companies	2.85
Financial Services	2.39
Retail	2.29
Consumer Products	1.12
Purchased Options	0.31
Other Assets less Liabilities	10.41

Total	100.00%

Country Concentration	% of Net Assets
United States	23.24%
Canada	13.57
Germany	12.40
Ireland	7.73
Cayman Islands	6.00
Singapore	5.12
Bermuda	4.10
Netherlands	3.19
Luxembourg	2.96
Italy	2.89
France	2.88
Japan	2.29
South Korea	1.12
Chile	1.09
Denmark	1.01

Total	89.59%

Purchased Options

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
SPDR S&P 500 ETF Trust, Put	Goldman Sachs & Co.	430	$20,423,280	430.00 USD	03/18/22	$197,856

Total Purchased Options (Cost $494,070)						$197,856

ETF: Exchange Traded Fund.

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Statement of Assets and Liabilities

At December 31, 2021

Assets:
Investments at value (cost of $53,929,938) (Note 1)	$56,413,832
Cash	6,625,457
Purchased options at value (cost of $494,070)	197,856
Foreign tax reclaims receivable	70,660
Dividends and interest receivables	26,022
Receivable for Portfolio shares sold	5,398
Other assets	1,655

Total assets	63,340,880

Liabilities:
Payable for auditing and tax fees	47,371
Payable to Adviser (Note 3)	27,954
Payable for accounting and administration fees (Note 3)	27,100
Payable for reports to shareholders	22,464
Payable for shareholder servicing fees (Note 3)	7,768
Payable for transfer agent fees	3,564
Payable for custodian fees	3,040
Payable for Portfolio shares redeemed	2,838
Accrued expenses	8,472

Total liabilities	150,571

Net assets	$63,190,309

Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value, 3,413,154 shares outstanding	$61,123,241
Total distributable earnings	2,067,068

Net assets applicable to capital shares outstanding	$63,190,309

Net asset value, offering and redemption price per share	$18.51

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding tax of $183,204)	$1,767,315
Interest	207
Other income	380

Total investment income	1,767,902

Expenses:
Investment advisory fees (Note 3)	590,528
Accounting and administration fees (Note 3)	95,168
Shareholder servicing fees (Note 3)	63,897
Reports to shareholders	49,905
Auditing and tax fees	45,957
Trustees’ and officers’ fees and expenses	26,634
Transfer agent fees	24,625
Custodian fees	22,141
Legal fees	19,150
Insurance	9,227
Miscellaneous	24,084

Total expenses	971,316
Less: Fees waived (Note 3)	(118,409)

Net expenses	852,907

Net investment income	914,995

Realized and unrealized gain/(loss) on investments, purchased options and foreign currency transactions:
Net realized gain on investments	6,997,678
Net realized loss on purchased options	(942,700)
Net realized gain on foreign currency transactions	1,392
Net change in unrealized appreciation/(depreciation) on investments	5,527,221
Net change in unrealized appreciation/(depreciation) on purchased options	(296,214)
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(10,304)

Net gain on investments, options, and foreign currency transactions	11,277,073

Net increase in net assets resulting from operations	$12,192,068

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income	$914,995	$361,638
Net realized gain/(loss)	6,056,370	(6,987,943)
Net change in unrealized appreciation/(depreciation)	5,220,703	4,441,522

Net increase/(decrease) in net assets resulting from operations	12,192,068	(2,184,783)

Dividends and Distributions to Shareholders:
Net investment income and net realized gains	(450,063)	(1,600,345)

Decrease in net assets from dividends and distributions	(450,063)	(1,600,345)

Capital Share Transactions:
Proceeds from sale of shares	6,862,696	2,450,364
Net asset value of shares issued in reinvestment of dividends and distributions	450,063	1,600,345
Cost of shares redeemed	(11,323,277)	(7,447,740)

Net decrease in net assets resulting from capital share transactions	(4,010,518)	(3,397,031)

Net increase/(decrease) in net assets	7,731,487	(7,182,159)
Net assets at beginning of year	55,458,822	62,640,981

Net assets at end of year	$63,190,309	$55,458,822

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.27	$16.20	$14.45	$18.48	$16.41

Income/(loss) from investment operations:
Net investment income@	0.26 +	0.10	0.21 **	0.15 ‡	0.07 *
Net gain/(loss) on investment transactions (both realized and unrealized)	3.11	(0.59)	1.58	(3.84)	2.15

Total from investment operations	3.37	(0.49)	1.79	(3.69)	2.22

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.13)	(0.35)	(0.04)	(0.34)	(0.15)
Distributions from net realized gain	—	(0.09)	—	—	—

Total dividends and distributions	(0.13)	(0.44)	(0.04)	(0.34)	(0.15)

Net asset value, end of year	$18.51	$15.27	$16.20	$14.45	$18.48

Total return[1]	22.07%	(2.39%)	12.46%	(20.34%)	13.59%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$63,190	$55,459	$62,641	$61,610	$87,029
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.48%	2.10%	1.64%	1.48%	1.42%
After fee waivers/expense offset arrangement2,#	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets	1.39%+	0.77%	1.34%**	0.83%‡	0.38%*
Portfolio turnover rate	20%	168%^	31%	72%	28%

1

Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year and is not annualized. Total return does not reflect charges pursuant to the terms of insurance contracts funded by separate accounts that invest in the Portfolio’s shares.

2

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.30%.

+

Investment income per share reflects special dividends received during the year which amounted to $0.14 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.61%.

**

Investment income per share reflects special dividends received during the year which amounted to $0.14 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.41%.

‡

Investment income per share reflects a special dividend received during the year which amounted to $0.12 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.16%.

*

Investment income per share reflects a special dividend received during the year which amounted to $0.04 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.12%.

^	Increase in Portfolio turnover rate attributable to the sub-advisory arrangement in place from March 16, 2020 through November 30, 2020.
@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements

December 31, 2021

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Variable Series Trust (the “Trust”) is an open-end, management investment company organized as a Delaware statutory trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one diversified (within the meaning of Section 5(b)(1) of the Investment Company Act of 1940 (the “Act”)) investment series, Third Avenue Value Portfolio (formerly, FFI Strategies Portfolio) (the “Portfolio”). Third Avenue Management LLC (“Third Avenue” or the “Adviser”) provides investment advisory services to the Portfolio.

The Portfolio seeks to acquire common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. Third Avenue adheres to a strict value discipline in selecting securities for the Portfolio. This means seeking investments whose market prices are low in relation to what it believes is their intrinsic value and/or whose total return potential is considered to be high. The Adviser may seek investments in the equity securities and senior securities, such as convertible securities, preferred stocks and debt instruments (including high yield and distressed securities, often referred to as “junk”, that may be in default and may have any or no credit rating) of companies in industries that are believed to be undervalued or temporarily depressed. The Portfolio invests in both domestic and foreign securities.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2021, the Trust was offered as an investment option by six insurance companies and, accordingly, a decision by any insurance company to withdraw its participation may have a material negative impact on the Trust. As of December 31, 2021, separate accounts of Ameriprise Financial, Inc. and Ameritas Variable Life Insurance Co. held approximately 57% and 34% of the Portfolio’s shares, respectively.

Accounting policies:

The policies described below are followed consistently by the Portfolio in the preparation of its financial statements and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:

The Portfolio’s equity securities listed on an exchange market system will generally be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Portfolio determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Portfolio.

Securities that do not have a readily available current market value or that have been subject to a significant event occurring between the time of the last sales price and the close of the New York Stock Exchange (the “Exchange”) are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. There were no fair value securities for the Portfolio at December 31, 2021. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Portfolio’s procedures may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements (continued)

December 31, 2021

prices are available.

Securities listed on certain non-U.S. exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) are fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets and are categorized as Level 2, as defined below. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the close of regular trading on the Exchange, as provided by an independent pricing service approved by the Board of Trustees.

The Portfolio may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Portfolio prices its shares. Significant events may include: (i) a substantial gap between the closing time of a non-U.S. exchange and the close of the Exchange, (ii) events impacting a single issuer, (iii) governmental actions that affect securities in one sector or country, (iv) natural disasters or armed conflict, or (v) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•   Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;

•   Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and

•   Level 3 — Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Portfolio. The Portfolio considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks and Preferred Stocks)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations — U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the closing bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements (continued)

December 31, 2021

categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds— Corporate bonds are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Options (Purchased and Written)— Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary by level of inputs used to value the Portfolio’s investments as of December 31, 2021:

Assets	Total Value at 12/31/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs^	Level 3 Significant Unobservable Inputs
Common Stocks:
Aerospace & Defense	$1,818,123	$—	$1,818,123	$—
Automotive	5,035,247	405,965	4,629,282	—
Banks	10,620,945	2,937,903	7,683,042	—
Building Products	1,823,235	—	1,823,235	—
Consumer Products	708,138	—	708,138	—
Diversified Holding Companies	4,484,267	689,952	3,794,315	—
Engineering & Construction	2,018,757	—	2,018,757	—
Financial Services	1,512,696	1,512,696	—	—
Forest Products & Paper	2,914,850	2,914,850	—	—
Insurance	1,902,271	1,902,271	—	—
Metals & Mining	10,151,465	10,151,465	—	—
Non-U.S. Real Estate Operating Companies	2,200,250	—	2,200,250	—
Oil & Gas Production & Services	5,248,084	2,738,495	2,509,589	—
Retail	1,447,206	—	1,447,206	—
Transportation Infrastructure	2,726,868	1,691,877	1,034,991	—
U.S. Real Estate Operating Companies	1,801,430	1,801,430	—	—

Total Common Stocks	56,413,832	26,746,904	29,666,928	—

Purchased Options:	197,856	—	197,856	—

Total Purchased Options	197,856	—	197,856	—

Total Value of Investments	$56,611,688	$26,746,904	$29,864,784	$—

^

Securities categorized as Level 2 include securities listed on certain non-U.S. exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) that are fair valued daily by an independent fair value pricing service approved by the Board of Trustees.

For fair valuations using significant unobservable inputs, U.S. GAAP require the Portfolio to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Portfolio had an amount of total transfers in or out of Level 3 during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended December 31, 2021, there were no transfers in or out of Level 3.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements (continued)

December 31, 2021

Security transactions and investment income:

Security transactions for financial statement purposes are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments held by the Portfolio may be comprised of dividends, capital gains and return of capital. The Portfolio originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:

The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Portfolio are presented at market values using the foreign exchange rates at the close of the period. The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held.

Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investment transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

Payment-in-kind securities (“PIKs”):

The Portfolio may invest in PIKs. PIKs may make a payment at each payment date in either cash or additional securities. Those additional securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original securities. The daily market quotations of the original securities may include the accrued income (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to dividends and interest receivables on the Statement of Assets and Liabilities.

The Portfolio did not receive any in-kind payments with respect to PIK securities for the year ended December 31, 2021.

Option contracts:

The Portfolio may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currencies to manage and hedge exchange rate risks within the investment portfolio and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Portfolio to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Portfolio, on expiration date, as realized losses on purchased options.

When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting an offsetting transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for an offsetting transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements (continued)

December 31, 2021

whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In purchasing and writing options, the Portfolio bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing a security or currency at a price different from the current market value. The Portfolio may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Portfolio bears the risk of economic loss from counterparty default, equal to the market value of the option.

During the year ended December 31, 2021, the Portfolio used purchased put options for hedging purposes.

Summary of derivatives information:

The following tables present the value of derivatives held as of December 31, 2021, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location	Options

Assets:

Equity contracts	Purchased options at value	$197,856

Total		$197,856

The following table presents the effect of derivatives on the Statement of Operations during the year ended December 31, 2021, by primary risk exposure:

Amount of Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Derivative Contract	Purchased Options

Equity contracts	$(296,214)(a)

Amount of Realized Gain/(Loss)} on Derivatives Recognized in Income

Derivative Contract	Purchased Options

Equity contracts	$(942,700)(b)

(a)	Included in “Net change in unrealized appreciation/(depreciation) on purchased options”.
(b)	Included in “Net realized loss on purchased options”.

Derivatives volume:

The table below discloses the volume of the Portfolio’s options activities during the year ended December 31, 2021 (amounts denominated in U.S. Dollars unless otherwise noted, except number of contracts). Please refer to the table in the Summary of derivatives information for derivative-related gains and losses associated with volume activity (measured at each month-end).

OTC Equity Options:
Average Number of Contracts – Purchased Options	441
Average Notional - Purchased Options	$19,381,373

Dividends and distributions to shareholders:

The amount of dividends and distributions paid to shareholders from net investment income and net realized capital gains on disposition of securities, respectively is determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. Any distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements (continued)

December 31, 2021

Income tax information:

The Portfolio has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies and intends to distribute all of its taxable net investment income and net realized capital gains, if any, to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements.

Income, including capital gains, from investments in foreign securities received by the Portfolio may be subject to income withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Portfolio’s U.S. federal income tax returns for all open tax years, and has concluded that no provision for U.S. federal income tax is required in the Portfolio’s financial statements. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Portfolio is subject to possible examination by the relevant taxing authorities for tax years for which the applicable statutes of limitations have not expired. The Portfolio’s federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Expense allocation:

Expenses attributable to the Portfolio are charged to the Portfolio. Certain expenses are shared with Third Avenue Trust, an affiliated fund group. Such costs are allocated using the ratio of the Portfolio’s average net assets relative to the total average net assets of the Portfolio and Third Avenue Trust.

Trustees’ and officers’ fees:

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Portfolio or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Alaric Compliance Services LLC (“Alaric”) provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer until December 6, 2021. Effective December 7, 2021, Foreside Fund Officer Services, LLC (“Foreside”) provides the Trust with a Chief Compliance Officer and Anti-Money Laundering Officer. JWFM, Alaric and Foreside are compensated for their services provided to the Trust.

2. INVESTMENTS

The aggregate cost of purchases and aggregate proceeds from sales, excluding short-term investments, for the year ended December 31, 2021 were as follows:

Purchases	Sales
$11,953,642	$20,937,447

3. INVESTMENT ADVISORY SERVICES, SUB-ADVISORY, ADMINISTRATION AND SERVICE FEE AGREEMENTS

The Portfolio has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide that the Portfolio pay the Adviser an investment advisory fee at an annual rate of 0.90% of the Portfolio’s total average daily net assets. This fee is calculated daily and paid monthly.

Additionally, the Adviser pays certain expenses on behalf of the Portfolio, which are partially reimbursed by the Portfolio, including service fees due to third parties, and certain miscellaneous expenses.

At December 31, 2021, advisory fees totaling $27,954 were payable to the Adviser.

The Adviser has contractually agreed, until April 30, 2022 (subject to renewal), to defer receipt of advisory fees and/or reimburse Portfolio expenses in order to limit Net Annual Portfolio Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.30% of the average daily net assets of the Portfolio, subject to later reimbursement by the Portfolio in certain circumstances. In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from the Portfolio fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Portfolio Operating Expenses to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements (continued)

December 31, 2021

As of December 31, 2021, the amount of potential recovery was as follows:

Fees Waived/Expenses Reimbursed through Fiscal Years Ending
December 31, 2019	December 31, 2020	December 31, 2021

Subject to Repayment through
December 31, 2022	December 31, 2023	December 31, 2024
$211,437	$374,310	$118,409

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and provides certain custodial services for the Portfolio. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Both the Trust and the Adviser have entered into Shareholder Servicing Agreements with the insurance companies that offer the Portfolio whereby a fee is paid to the insurance companies who administer omnibus accounts for the policyholders electing to invest in the Portfolio. Pursuant to provisions adopted by the Board, the Adviser has agreed to pay these fees directly. The Portfolio has agreed to reimburse the Adviser for the estimated amount the Portfolio would have been charged by its transfer agent for administering the accounts on an individual basis. The amount, reimbursed to the Adviser, is reflected as “Shareholder servicing fees” in the Statement of Operations. For the year ended December 31, 2021, such fees amounted to $63,897.

4. CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value.

Transactions in capital stock were as follows:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Shares outstanding at beginning of year	3,631,084	3,866,254

Shares sold	370,512	214,304
Shares issued upon reinvestment of dividends and distributions	24,341	129,373
Shares redeemed	(612,783)	(578,847)

Net decrease in Portfolio shares	(217,930)	(235,170)

Shares outstanding at end of year	3,413,154	3,631,084

5. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. RISKS RELATING TO CERTAIN INVESTMENTS

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Portfolio.

Foreign securities and emerging markets risk:

Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements (continued)

December 31, 2021

markets of emerging market countries can be more volatile than more developed markets may be.

High-yield and distressed risk:

Investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Portfolio to greater risks than if the Portfolio only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Portfolio may also invest in distressed securities, which the Adviser or Sub-Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Portfolio’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Debt securities risk:

The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. Other market developments can adversely affect debt securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e. “market making”) activities for certain debt securities, which could have the potential to decrease liquidity and increase volatility in the debt securities markets. During periods of reduced market liquidity, the Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. If the Portfolio needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. As interest rates are at or near historic lows in the United States and other countries, this risk may be heightened. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. Longer-term securities may be more sensitive to interest rate changes. The prices of high-yield debt securities, unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Economic and other developments can adversely affect debt securities markets.

Market risk:

Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Portfolio will similarly fluctuate and you could lose money.

Liquidity risk:

Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these investments at the best prices or at the value the Portfolio places on them. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk. An unexpected increase in Portfolio redemption requests, including requests from participating insurance companies who may own a significant percentage of the Portfolio’s shares, which may be triggered by, among other things, market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk and/or Portfolio expenses.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements (continued)

December 31, 2021

Cash concentration risk:

The Portfolio’s cash balances are held at major regional U.S. banks, JPMorgan Chase Bank, N.A. and The Bank of New York Mellon. The Portfolio’s cash balances, which typically exceed Federal Deposit Insurance Corporation insurance coverage, subjects the Portfolio to a concentration of credit risk. The Portfolio regularly monitors the credit ratings of these financial institutions in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Off-balance sheet risk:

The Portfolio enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Focused investing risk:

Although the Portfolio is a diversified investment company under the Act, the Portfolio’s investments will normally be more focused than its peers and may emphasize investments in some issuers, industries, sectors or geographic regions more than others. To the extent that the Portfolio increases the relative emphasis of its investments in a particular issuer, industry, sector or geographic region, its share values may fluctuate in response to events affecting such issuer, industry, sector or geographic region. The Portfolio does not lose its status as a diversified investment company because of any subsequent discrepancy between the value of its various investments and the diversification requirements of the Act, so long as any such discrepancy existing immediately after the Portfolio’s acquisition of any security or other property is neither wholly nor partly the result of such acquisition. Therefore, the Portfolio from time to time may have an investment portfolio that is considered “non-diversified” by the Act despite its classification as a diversified investment company.

LIBOR phase-out risk:

The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Overnight Rates (“LIBOR”), has announced plans to phase out the use of LIBOR. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Portfolio or reduce the effectiveness of related Portfolio transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Portfolio or on financial instruments in which the Portfolio invests, as well as other unforeseen effects, could result in losses to the Portfolio.

Inflation risk:

The value of assets or income from investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Counterparty risk:

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolio and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolio.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements (continued)

December 31, 2021

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement and/or Master Forward Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolio, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Portfolio and any additional required collateral is delivered to/pledged by the Portfolio on the next business day. Typically, a Portfolio and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non- performance. The Portfolio attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

As of December 31, 2021, the Portfolio’s derivative assets and liabilities (by type) on a gross basis are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$197,856	$—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	197,856	—

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to a MNA	$197,856	$—

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Portfolio as of December 31, 2021:

Counterparty	Amount of Assets Subject to a MNA by Counterparty	Derivatives Available for Offset(1)	Non-cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount of Derivative Assets(3)
Goldman Sachs International	$197,856	$—	$—	$—	$197,856

1 The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Excess of collateral received from or pledged to the individual counterparty may not be shown for financial reporting purposes.

3 Net amount represents the net amount receivable from or payable to the counterparty in the event of default.

7. FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Portfolio from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax laws and regulation, which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on the net assets of the Portfolio. Capital accounts are not adjusted for temporary differences. Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies and other book to tax adjustments.

For the years ended December 31, 2021 and December 31, 2020, the tax character of dividends paid were $450,063 from ordinary income and $0 in long-term capital gains and $1,277,950 from ordinary income and $322,395 in long-term capital gains, respectively.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Notes to Financial Statements (continued)

December 31, 2021

At December 31, 2021, the accumulated undistributed earnings on a tax basis was $914,081 from ordinary income and $0 from long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For the year-ended December 31, 2021, the Portfolio utilized $5,556,842 in net capital losses. As of December 31, 2021, the Portfolio has long-term capital loss carryforwards of $873,433, which can be carried forward indefinitely and retain the character of long term.

The United States federal income tax basis of the Portfolio’s investments and total unrealized appreciation (depreciation) as of December 31, 2021 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Total Unrealized Appreciation/ (Depreciation)

$54,583,998	$8,187,203	$(6,159,513)	$2,027,690

The book and tax unrealized appreciation/(depreciation) calculation differs. The difference is primarily attributable to deferred losses on wash sales differences.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Third Avenue Variable Series Trust and Shareholders of Third Avenue Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Third Avenue Value Portfolio (formerly known as FFI Strategies Portfolio) (constituting Third Avenue Variable Series Trust, hereafter referred to as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodians and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, PA

February 17, 2022

We have served as the auditor of one or more investment companies in Third Avenue Funds since 1990.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Annual Renewal of Investment Advisory Agreement

December 31, 2021 (Unaudited)

Board Considerations with respect to the Approval of the Continuation of the Investment Advisory Agreement with Third Avenue Management LLC for the Third Avenue Value Portfolio

Third Avenue

At an in-person meeting held on December 1-2, 2021 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Third Avenue Variable Series Trust (“TAV”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Third Avenue Management LLC (“Third Avenue” or the “Adviser”) and TAV (the “Agreement”) on behalf of the Third Avenue Value Portfolio (the “Fund”). At the Meeting, the Board considered the continuation of the Agreement for an additional one-year period.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by Third Avenue in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Third Avenue 15(c) Response”) regarding (i) the services performed by Third Avenue for the Fund, (ii) the composition and qualifications of Third Avenue’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Fund, (iv) investment performance, (v) the financial condition of Third Avenue, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Third Avenue’s ability to service the Fund, and (x) compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the Third Avenue 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the Fund’s investment objective, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from Third Avenue invited to participate in the Meeting regarding Third Avenue’s history, performance, investment strategy, and compliance program. Representatives of Third Avenue responded to questions from the Board. In addition to the foregoing information, the Trustees also considered all other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Fund and Third Avenue, as provided by the terms of the Agreement, including the advisory fee under the Agreement, was fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by or to be provided by Third Avenue to the Fund. The Trustees considered Third Avenue’s personnel and the depth of Third Avenue’s personnel who provide investment management services to the Fund and their experience. Based on the Third Avenue 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided by Third Avenue are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Fund is likely to benefit from the provision of those services, (iv) Third Avenue has sufficient personnel, with the appropriate skills and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund is likely to continue under the Agreement.

The Board discussed Third Avenue’s business continuity plan, and its ability to continue to manage the Fund effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.

The Trustees considered the investment performance for the Fund and Third Avenue. The Trustees reviewed historical performance charts which showed the performance of the Fund as compared to its benchmark index and Lipper category for the year-to-date, one year, three year, five year and ten year periods ended September 30, 2021, as applicable. The Trustees considered the short term and long term performance of the Fund, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

Third Avenue Value Portfolio. The Trustees noted that the Third Avenue Value Portfolio outperformed each of the Lipper Global Multi-Cap Value Fund Index and MSCI World Total Return Index for the year to date and one year periods ended September 30, 2021 and underperformed each of the Lipper Global Multi-Cap Value Fund Index and MSCI World Total Return Index for the three year, five year and ten year periods ended September 30, 2021.

The Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of Third Avenue had provided information regarding its advisory fees and an analysis of these fees in

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Annual Renewal of Investment Advisory Agreement (continued)

December 31, 2021 (Unaudited)

relation to the services provided to the Fund and any other ancillary benefit resulting from the Third Avenue’s relationship with the Fund.

The Trustees also reviewed information regarding the fees Third Avenue charges to certain other clients and evaluated explanations provided by Third Avenue as to differences in fees charged to the Fund and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Third Avenue are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Fund as measured by the information provided by Third Avenue.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to the Fund:

Third Avenue Value Portfolio. The contractual advisory fee and net total expense ratio for the Third Avenue Value Portfolio were higher than the median but within the range of the contractual advisory fee and net total expense ratio for those funds in the Third Avenue Value Portfolio’s Peer Group.

The Trustees considered the costs of the services provided by Third Avenue, the compensation and benefits received by Third Avenue in providing services to the Fund, the profitability and certain additional information related to the financial condition of Third Avenue. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Third Avenue.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee level reflects those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Fund increase because fixed expenses will be spread across a larger asset base. The Trustees also noted that the Fund’s advisory fee does not include “breakpoint” reductions in the advisory fee rates at specific asset levels but that Third Avenue has contractually agreed to waive fees and/or reimburse certain expenses of the Fund for the benefit of shareholders.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Statement Regarding Liquidity Risk Management Program

December 31, 2021 (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Third Avenue Variable Series Trust, on behalf of the Third Avenue Value Portfolio (the “Portfolio”), met on December 1-2, 2021 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Portfolio, pursuant to the Liquidity Rule. The Board has appointed Third Avenue Management LLC (“TAM”), the investment adviser to the Portfolio, as the program administrator for the Portfolio’s Program. At the Meeting, TAM provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of September 30, 2021 (the “Report”).

The Report described the Program’s liquidity classification methodology. It also described TAM’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Portfolio’s holdings, a HLIM was not currently required for the Portfolio.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follows:

A. The Portfolio’s investment strategy and liquidity of Portfolio investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, TAM reviewed the Portfolio’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on the Portfolio’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, TAM reviewed historical net redemption activity and noted that it used this information as a component to establish the Portfolio’s reasonably anticipated trading size. The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests as well as procedures pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended, which provides a mechanism for transactions between the Fund and certain affiliated persons as defined. TAM also took into consideration the Portfolio’s shareholder ownership concentration and the fact that Portfolio shares are offered only through separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. In light of the Portfolio’s holdings, it was noted that the Portfolio maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, TAM reviewed the Portfolio’s holdings of cash and cash equivalents. It was noted that the Portfolio does not currently have a borrowing or other credit funding arrangement and is not permitted to enter into any interfund lending arrangements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Management of the Trust

(Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes four portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert J. Christian DOB: February 1949	Trustee since 10/19	Trustee	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (‘‘RSMC’’) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	Trustee of FundVantage Trust (registered investment company with 32 portfolios); Trustee of Optimum Fund Trust (registered investment company with 6 portfolios); Trustee of Third Avenue Trust (registered investment company with 4 portfolios).

Iqbal Mansur DOB: June 1955	Trustee since 10/19	Trustee	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	Trustee of FundVantage Trust (registered investment company with 32 portfolios); Trustee of Third Avenue Trust (registered investment company with 4 portfolios).

Nicholas M. Marsini Jr. DOB: August 1955	Trustee and Chairman since 10/19	Trustee and Chairman of the Board	Retired since March 2016; President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	Trustee and Chairman of the Board of FundVantage Trust (registered investment company with 32 portfolios); Trustee of Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Trustee and Chairman of the Board of Third Avenue Trust (registered investment company with 4 portfolios).

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Management of the Trust (continued)

(Unaudited)

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Nancy B. Wolcott DOB: November 1954	Trustee since 10/19	Trustee	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	Trustee of FundVantage Trust (registered investment company with 32 portfolios); Trustee of Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Trustee of Third Avenue Trust (registered investment company with 4 portfolios).

Stephen M. Wynne DOB: January 1955	Trustee since 10/19	Trustee	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	Trustee of FundVantage Trust (registered investment company with 32 portfolios); Trustee of Copeland Trust (registered investment company with 2 portfolios); Trustee of Third Avenue Trust (registered investment company with 4 portfolios).

*	Each Trustee serves until his or her successor is duly elected and qualified.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Management of the Trust (continued)

(Unaudited)

Principal Trust Officers

Name & Date of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer

Joel L. Weiss DOB: January 1963	President, Chief Executive Officer	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.	N/A

T. Richard Keyes DOB: January 1957	Treasurer, Chief Financial Officer	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms February 2006 to July 2016.	N/A

Gabriella Mercincavage DOB: June 1968	Assistant Treasurer	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.	N/A

Vincenzo A. Scarduzio DOB: April 1972	Secretary	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.	N/A

Guy F. Talarico DOB: August 1955	Chief Compliance Officer and Anti-Money Laundering Officer	Chief Executive Officer of Alaric Compliance Services LLC from June 2004 to December 6, 2021. Managing Director of Foreside Consuling LLC since December 7, 2021.	N/A

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Schedule of Shareholder Expenses

(Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, shareholder servicing fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2021 and held for the six months ended December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please further note that you also bear fees and charges imposed by insurance companies at the contract or separate account level, which are described in the separate prospectuses of the separate account. Such charges will have the effect of reducing account value. The example also assumes all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period* July 1, 2021 to December 31, 2021	Annualized Expense Ratio
Actual	$1,000	$ 975.40	$6.47	1.30%
Hypothetical	$1,000	$1,018.65	$6.61	1.30%

*

Expenses (net of fee waivers and expense offset arrangement) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio (Formerly, FFI Strategies Portfolio)

Federal Tax Status of Dividends and Distributions

(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Third Avenue Value Portfolio during the fiscal year ended December 31, 2021. This information is presented to meet regulatory requirements and no current action on your part is required.

For the fiscal year ended December 31, 2021, the Portfolio paid ordinary income dividends of $450,063 from net investment income and $0 from long-term capital gains.

For the fiscal year ended December 31, 2021, 69.32% of the ordinary income dividends paid during the fiscal year are eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code of 1986.

The Portfolio intends to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit in accordance with Section 853 of the Internal Revenue Code of 1986.

Gross foreign source income and foreign tax expense for the year ended December 31, 2021 are as follows:

Gross Foreign Source Income	Foreign Tax Pass Through
$1,484,678	$177,857

BOARD OF TRUSTEES

Robert J. Christian

Iqbal Mansur

Nicholas M. Marsini, Jr. — Chairman

Nancy B. Wolcott

Stephen M. Wynne

OFFICERS

Joel L. Weiss — President, Chief Executive Officer

T. Richard Keyes — Treasurer, Chief Financial Officer

Gabriella Mercincavage — Assistant Treasurer

Vincenzo A. Scarduzio — Secretary

Guy F. Talarico — Chief Compliance Officer, Anti-Money Laundering Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 9802

Providence, RI 02940-8002

800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC

622 Third Avenue

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

CUSTODIANS

JPMorgan Chase Bank, N.A.

383 Madison Avenue

New York, NY 10179

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

	Third Avenue offers multiple investment solutions with unique exposures and return profiles. Our core strategies are currently available through ’40Act mutual funds and customized accounts. If you would like further information, please contact a Relationship Manager at:

www.thirdave.com	622 Third Avenue	212.906.1160
/third-ave-management	New York, NY 10017	clientservice@thirdave.com

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,421 without any out of pocket expenses, for the fiscal year ending December 31, 2021, and $44,095, without any out of pocket expenses, for the fiscal year ending December 31, 2020.

Audit-Related Fees

(b)

There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a). There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ending December 31, 2021, and $9,500 for the fiscal year ending December 31, 2020.

All Other Fees

(d)

There were no fees billed to the Trust in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for the fiscal year ending December 31, 2021, and $9,500 for the fiscal year ending December 31, 2020.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1) Not applicable.

(a)(2)(2) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Variable Series Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date February 28, 2022

By (Signature and Title)*	/s/ T. Richard Keyes
T. Richard Keyes, Treasurer and
Chief Financial Officer
(principal financial officer)

Date February 28, 2022

* Print the name and title of each signing officer under his or her signature.